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                                                                    EXHIBIT 10.4



                               ROYALTY AGREEMENT

         This Royalty Agreement (the "Agreement") is entered into on this 15th day of March, 1997, by and among Charles Brister, an individual ("Licensor") and Karts International Incorporated, a Nevada corporation ("Licensee").

                              W I T N E S S E T H

         WHEREAS, Brister's Thunder Karts, Inc., a Louisiana corporation ("Brister's") is a wholly owned subsidiary of Licensee;

         WHEREAS, Licensor and Brister's entered into that certain License Agreement effective March 15, 1996 (the "License Agreement"), which was amended and assigned to Licensee on March 15, 1997, by that certain Addendum "A" to License Agreement ("Addendum A") (the License Agreement and Addendum A will hereinafter collectively be referred to as the "License Agreement");

         WHEREAS, the License Agreement granted to Licensee a license to utilize United States Patent Number 5,477,940, issued December 26, 1995, for "Acceleration Pedal Override Apparatus for Self-Propelled Motorized Cart with Aligned Brake and Accelerator Pushrod Type Operator Pedals" (the "Pedal Override Apparatus");

         WHEREAS, Licensor and Licensee desire to set forth the royalties which Licensee will pay to Licensor specifically for the license relating to the Pedal Override Apparatus; and

         WHEREAS, the License Agreement is incorporated herein by this reference and, unless otherwise defined, all defined terms contained herein shall have the same meanings assigned to them in the License Agreement.

         NOW THEREFORE, in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby irrevocably acknowledged, the parties hereto hereby agree as follows:

         1. License. Licensee and any of its affiliates or subsidiaries are granted, during the term of this Agreement, an exclusive license to the Pedal Override Apparatus.

         2. Term. The term of this Agreement shall be for a period of three years commencing on the Effective Date.

         3. Royalty. With regard to the licensing of the Pedal Override Apparatus as set forth in Section 1 hereof, Licensee hereby agrees to pay to Licensor royalties as follows: (i) a royalty of $1.00 for each of the Licensed Products sold by Licensee or any of its affiliates or subsidiaries containing or utilizing the Pedal Override Apparatus during the period beginning March 15, 1997 and ending December 31, 1997, (ii) a royalty equal to $1.00 for each of the Licensed Products sold by Licensee or any of its affiliates or subsidiaries containing or utilizing




ROYALTY AGREEMENT - Page 1
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the Pedal Override Apparatus during the period beginning January 1, 1998 and ending December 31, 1998, however, in the event that the number of Licensed Products sold by Licensee and any of its affiliates or subsidiaries does not exceed 20,000 for such period, Licensee agrees to pay Licensor a royalty payment of $20,000 for said period, (iii) a royalty equal to $1.00 for each of the Licensed Products sold by Licensee or any of its affiliates or subsidiaries containing or utilizing the Pedal Override Apparatus during the period beginning January 1, 1999 and ending December 31, 1999, however, in the event the number of Licensed Products sold by Licensee and any of its affiliates or subsidiaries does not exceed 20,000 for such period, Licensee agrees to pay Licensor a royalty payment of $20,000 for said period, and (iv) a royalty of $1.00 for each of the Licensed Products sold by Licensee or any of its affiliates or subsidiaries containing or utilizing the Pedal Override Apparatus during the period beginning January 1, 2000 and ending March 14, 2000.
Licensee shall remit payment of accrued royalties on June 30 and December 31 of each year during the term of this Agreement with any remaining accrued royalties due on termination of this Agreement.

         4. Miscellaneous. The parties hereto acknowledge and incorporate herein by reference those provisions in Section 7 of the License Agreement.

         IN WITNESS WHEREOF, the parties have caused this Addendum to be effective as of March 15, 1997 (the "Effective Date").


CHARLES BRISTER                               KARTS INTERNATIONAL
                                              INCORPORATED



/s/ CHARLES BRISTER                              By: /s/ V. LYNN GRABILL
----------------------------                     -----------------------------
                                                 V. Lynn Graybill, President






ROYALTY AGREEMENT - Page 2